Exhibit 99


--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 26, 2002
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS

                                  $279,478,000

                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                 SERIES 2002-NC3

                       MORTGAGE PASS-THROUGH CERTIFICATES




--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 26, 2002
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $279,478,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC3

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                            OCWEN FEDERAL BANK, F.S.B
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MODIFIED
                                     EXPECTED RATINGS AVG LIFE    DURATION         PAYMENT WINDOW          INITIAL
 OFFERED                               (S&P/FITCH/    TO CALL /   TO CALL /           TO CALL /         SUBORDINATION
 CLASSES   DESCRIPTION    BALANCE        MOODY'S)     MTY(1)(2)  MTY(1)(2)(3)         MTY(1)(2)             LEVEL      BENCHMARK
===================================================================================================================================
   A-1     Not Offered  $327,150,000                            *****Not Offered*****
-----------------------------------------------------------------------------------------------------------------------------------
   A-2       Floater    $176,582,000   AAA/AAA/Aaa    3.02 /     2.88 / 3.17     9/02 - 9/10 / 9/02 -       18.00%    1 Mo. LIBOR
                                                         3.39                          6/20
-----------------------------------------------------------------------------------------------------------------------------------
   M-1       Floater     $35,323,000    AA/AA/Aa2     5.39 /     5.01 / 5.44    10/05 - 9/10 / 10/05 -      12.25%    1 Mo. LIBOR
                                                         5.95                          4/17
-----------------------------------------------------------------------------------------------------------------------------------
   M-2       Floater     $33,786,000      A/A/A2      5.37 /     4.86 / 5.22   9/05- 9/10/ 9/05 - 1/16       6.75%    1 Mo. LIBOR
                                                         5.86
-----------------------------------------------------------------------------------------------------------------------------------
   B-1       Floater     $26,108,000   BBB/BBB/Baa2   5.36 /     4.77 / 4.97  9/05 - 9/10 / 9/05 - 1/14      2.50%    1 Mo. LIBOR
                                                         5.64
-----------------------------------------------------------------------------------------------------------------------------------
   B-2       Floater      $7,679,000  BBB-/BBB-/Baa3  5.10 /     4.48 / 4.48    9/05 - 9/10 / 9/05 -         1.25%    1 Mo. LIBOR
                                                         5.10                           9/10
-----------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)      Certificates are priced to the 10% optional clean-up call.
        (2)      Based on the pricing prepayment speed.  See details below.
        (3)      Assumes pricing at par.

ISSUER:                            Morgan Stanley Dean Witter Capital I Inc.
                                   Trust 2002-NC3.

DEPOSITOR:                         Morgan Stanley Dean Witter Capital I Inc.

LOAN SELLER:                       NC Capital Corporation

SERVICER:                          Ocwen Federal Bank, F.S.B.

TRUSTEE:                           [Wells Fargo Bank Minnesota, N.A.]

MANAGERS:                          Morgan Stanley (lead manager); Blaylock
                                   & Partners, L.P. and Utendahl Capital
                                   Partners, L.P.

RATING AGENCIES:                   Standard & Poor's, Fitch Ratings and Moody's
                                   Investors Service.

OFFERED CERTIFICATES:              Classes A-2, M-1, M-2, B-1 and B-2
                                   Certificates.

EXPECTED PRICING DATE:             [August 2, 2002.]



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 2


EXPECTED CLOSING DATE:           [August 27, 2002] through DTC and Euroclear or
                                 Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, on the next business day,
                                 beginning September 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:               The Distribution Date occurring in September
                                 2032.

DUE PERIOD:                      For any Distribution Date, the period
                                 commencing on the second day of the month preceding the month in which such Distribution
                                 Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:         The interest accrual period for the Offered
                                 Certificates with respect to any Distribution
                                 Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                 Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                  The Trust will consist of two groups of
                                 adjustable and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:          Approximately $399.0 million of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:         Approximately $215.3 million of Mortgage Loans
                                 that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:        o Fixed Rate Mortgage Loans: CPR starting at
                                 approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                 CPR thereafter.

                                 o ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:              The Offered Certificates are credit enhanced
                                 by:

                                 1) Net monthly excess cashflow from the
                                    Mortgage Loans,

                                 2) 1.25% overcollateralization (funded
                                    upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total principal balance of the Mortgage Loans, and

                                 3) Subordination of distributions on the more
                                    subordinate classes of certificates (if
                                    applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT
PERCENTAGE:                      For any Distribution Date, the percentage
                                 obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the
                                 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                                 Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

STEP-DOWN DATE:                  The later to occur of:

                                 (x)  The earlier of:

                                      (a)  the Distribution Date occurring in
                                           September 2005; and

                                      (b)  the Distribution Date on which the
                                           aggregate balance of the Class A
                                           Certificates is reduced to zero; and

                                 (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 36.00%

TRIGGER EVENT:                   A Trigger Event is in effect on any
                                 Distribution Date if (i) on that Distribution
                                 Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior
                                 Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling
                                 Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION
PERCENTAGE:                      Class A:              18.00%
                                 Class M-1:            12.25%
                                 Class M-2:             6.75%
                                 Class B-1:             2.50%
                                 Class B-2:             1.25%

OPTIONAL CLEAN-UP CALL:          When the current aggregate principal balance of
                                 the Mortgage Loans is less than or equal to 10% of the total principal balance of the Mortgage
                                 Loans as of the Cut-off Date.

STEP-UP COUPONS:                 For all Offered Certificates the coupon will
                                 increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:     The Class A-1 Certificates will accrue interest
                                 at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable), (ii) the Loan
                                 Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE:     The Class A-2 Certificates will accrue interest
                                 at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable), (ii) the Loan
                                 Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

CLASS M-2 PASS-THROUGH RATE:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

CLASS B-1 PASS-THROUGH RATE:     The Class B-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

CLASS B-2 PASS-THROUGH RATE:     The Class B-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

LOAN GROUP I CAP:                As to any Distribution Date, a per annum rate
                                 equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP II CAP:               As to any Distribution Date, a per annum rate
                                 equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK CARRY       As to any Distribution Date, the supplemental
FORWARD AMOUNT:                  interest amount for the Class A-1 Certificates
                                 will equal the sum of:

                                 (i)   the excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the Class A-1
                                       Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                                 (ii)  any Class A-1 Basis Risk Carry Forward
                                       Amount remaining unpaid from prior
                                       Distribution Dates; and

                                 (iii) interest on the amount in clause (ii) at
                                       the related Class A-1 Pass-Through Rate
                                       (without regard to the Loan Group I Cap
                                       or WAC Cap).

CLASS A-2 BASIS RISK CARRY       As to any Distribution Date, the supplemental
FORWARD AMOUNT:                  interest amount for the Class A-2 Certificates
                                 will equal the sum of:

                                 (i)   the excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the Class A-2
                                       Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                                 (ii)  any Class A-2 Basis Risk Carry Forward
                                       Amount remaining unpaid from prior
                                       Distribution Dates; and

                                 (iii) interest on the amount in clause (ii) at
                                       the related Class A-2 Pass-Through Rate
                                       (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1 AND B-2      As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD         interest amount for each of the Class M-1, M-2,
AMOUNTS:                         B-1 and B-2 Certificates will equal the sum of:

                                 (i)   the excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at such Certificates'
                                       applicable Pass-Through Rate (without
                                       regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                                 (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                 (iii) interest on the amount in clause (ii) at
                                       the Certificates' applicable Pass-Through
                                       Rate (without regard to the WAC Cap).



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS ON        On each Distribution Date and after payments of
OFFERED CERTIFICATES:            servicing and trustee fees and expenses,
                                 interest distributions from the Interest
                                 Remittance Amount will be allocated as follows:

                                 (i)   the portion of the Interest Remittance
                                       Amount attributable to the Group I
                                       Mortgage Loans will be allocated
                                       according to the related Accrued
                                       Certificate Interest and any unpaid
                                       interest shortfall amounts for such
                                       class, as applicable, first, to the Class
                                       A-1 Certificates and second, to the Class
                                       A-2 Certificates;

                                 (ii)  the portion of the Interest Remittance
                                       Amount attributable to the Group II
                                       Mortgage Loans will be allocated
                                       according to the related Accrued
                                       Certificate Interest and any unpaid
                                       interest shortfall amounts for such
                                       class, as applicable, first, to the Class
                                       A-2 Certificates and second, to the Class
                                       A-1 Certificates;

                                 (iii) to the Class M-1 Certificates, its
                                       Accrued Certificate Interest;

                                 (iv)  to the Class M-2 Certificates, its
                                       Accrued Certificate Interest;

                                 (v)   to the Class B-1 Certificates, its
                                       Accrued Certificate Interest; and

                                 (vi)  to the Class B-2 Certificates, its
                                       Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON       On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:            Stepdown Date or (b) on which a Trigger Event
                                 is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)   to the Class A Certificates, allocated
                                       between the Class A Certificates as
                                       described below, until the Certificate
                                       Principal Balances thereof have been
                                       reduced to zero;

                                 (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                                 (iii) to the Class M-2 Certificates, until the
                                       Certificate Principal Balance thereof
                                       have been reduced to zero;

                                 (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                                 (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                 (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                                 (iii) to the Class M-2 Certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class M-2 Principal
                                       Distribution Amount, until the
                                       Certificate Principal Balance thereof
                                       have been reduced to zero;

                                 (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                                 (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 All principal distributions to the Class A
                                 Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:               Beginning on the first Distribution Date, and
                                 for a period of 24 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2, M-1, M-2, B-1 and B-2 Certificates. The Interest Rate Cap pays the Trust the difference between the then current 1-month LIBOR rate and 6.90% (on an Actual/360 day count basis) if the 1-month
                                 LIBOR rate exceeds 6.90% ("the Interest Rate
                                 Cap Payment") as described herein.

INTEREST RATE CAPPAYMENT         The Interest Rate Cap Payment shall be
ALLOCATION:                      available sequentially to pay any Basis Risk
                                 Carry Forward Amount due Classes A-2, M-1, M-2,
                                 B-1 and B-2.

ALLOCATION OF NET MONTHLY        For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                 Excess Cashflow shall be paid as follows:

                                 (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                                 (ii)  to the Class M-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                                 (iii) to the Class M-2 Certificates, the unpaid
                                       interest shortfall amount;

                                 (iv)  to the Class M-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                                 (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                                 (vi)  to the Class B-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                                 (vii) to the Class B-2 Certificates, the unpaid
                                       interest shortfall amount;

                                 (viii)to the Class B-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;

                                 (ix)  concurrently, any Class A-1 Basis Risk
                                       Carry Forward Amount to the Class A-1
                                       Certificates, and any Class A-2 Basis
                                       Risk Carry Forward Amount to the Class
                                       A-2 Certificates; and

                                 (x)   sequentially, to Classes M-1, M-2, B-1
                                       and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:      For any Distribution Date, the portion of
                                 available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:    For any Distribution Date and each class of
                                 Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                 Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil
                                 Relief Act of 1940 or similar state law
                                 allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT:   On any Distribution Date, the sum of (i) the
                                 Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION     On any Distribution Date, the excess of (i) the
AMOUNT:                          aggregate Principal Remittance Amount over (ii)
                                 the Excess Subordinated Amount, if any.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:     On any Distribution Date, the sum of (i) all
                                 scheduled payments of principal collected or advanced on the Mortgage Loans during the Due
                                 Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior
                                 Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:     For any Distribution Date is the amount of
                                 funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION     For any Distribution Date, the lesser of (i)
AMOUNT:                          the excess of (x) interest collected or
                                 advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:      For any Distribution Date, means the excess, if
                                 any of (i) the overcollateralization and (ii) the required overcollateralization for such
                                 Distribution Date.

CLASS A PRINCIPAL ALLOCATION     For any Distribution Date, the percentage
PERCENTAGE:                      equivalent of a fraction, determined as
                                 follows: (i) in the case of the Class A-1
                                 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan
                                 Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal
                                 Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such
                                 Distribution Date.


CLASS A PRINCIPAL DISTRIBUTION   An amount equal to the excess of (x) the
AMOUNT:                          aggregate Certificate Principal Balance of the
                                 Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                 $3,071,537.

CLASS M-1 PRINCIPAL              An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:             (i) the aggregate Certificate Principal Balance
                                 of the Class A Certificates (after taking into account the payment of the Class A Principal
                                 Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 75.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                 $3,071,537.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL              An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:             (i) the aggregate Certificate Principal Balance
                                 of the Class A Certificates (after taking into account the payment of the Class A Principal
                                 Distribution Amount on such Distribution Date),
                                 (ii) the Certificate Principal Balance of the
                                 Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 86.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                 $3,071,537.

CLASS B-1 PRINCIPAL              An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:             (i) the aggregate Certificate Principal Balance
                                 of the Class A Certificates (after taking into account the payment of the Class A Principal
                                 Distribution Amount on such Distribution Date),
                                 (ii) the Certificate Principal Balance of the
                                 Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date),
                                 (iii) the Certificate Principal Balance of the
                                 Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 95.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                 $3,071,537.

CLASS B-2 PRINCIPAL              An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:             (i) the aggregate Certificate Principal Balance
                                 of the Class A Certificates (after taking into account the payment of the Class A Principal
                                 Distribution Amount on such Distribution Date),
                                 (ii) the Certificate Principal Balance of the
                                 Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date),
                                 (iii) the Certificate Principal Balance of the
                                 Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date),
                                 (iv) the Certificate Principal Balance of the
                                 Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                                 Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                 $3,071,537.

TRUST TAX STATUS:                REMIC.

ERISA ELIGIBILITY:               Subject to the considerations in the
                                 Prospectus, all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:               It is anticipated that the Class A-2 and Class
                                 M-1 Certificates will be SMMEA.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PROSPECTUS:                      The Class A-2, Class M-1, Class M-2, Class B-1
                                 and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                 "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                 DATES                PPC 0%           PPC 75%            PPC 100%           PPC 125%            PPC 150%
             -------------          ---------         ---------          ----------         ----------          ----------
                  Initial              100               100                 100                100                 100
              August 2003               99                82                  77                 71                  66
              August 2004               98                63                  53                 43                  34
              August 2005               97                47                  34                 23                  14
              August 2006               95                37                  28                 22                  14
              August 2007               94                30                  22                 16                  11
              August 2008               92                25                  17                 11                   8
              August 2009               91                20                  13                  8                   6
              August 2010               89                16                  10                  6                   4
              August 2011               87                13                   8                  5                   3
              August 2012               84                11                   6                  4                   2
              August 2013               82                 9                   5                  3                   0
              August 2014               79                 7                   4                  2                   0
              August 2015               77                 6                   3                  1                   0
              August 2016               73                 5                   3                  0                   0
              August 2017               70                 4                   2                  0                   0
              August 2018               66                 3                   1                  0                   0
              August 2019               62                 3                   1                  0                   0
              August 2020               58                 2                   0                  0                   0
              August 2021               53                 2                   0                  0                   0
              August 2022               48                 2                   0                  0                   0
              August 2023               43                 1                   0                  0                   0
              August 2024               37                 0                   0                  0                   0
              August 2025               32                 0                   0                  0                   0
              August 2026               28                 0                   0                  0                   0
              August 2027               23                 0                   0                  0                   0
              August 2028               17                 0                   0                  0                   0
              August 2029               11                 0                   0                  0                   0
              August 2030                5                 0                   0                  0                   0
              August 2031                2                 0                   0                  0                   0
              August 2032                0                 0                   0                  0                   0
Average Life to Maturity             18.46              4.42                3.39               2.68                2.15
(years)
Average Life to Call (1)             18.44              4.00                3.02               2.37                1.87
(years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                DATES                  PPC 0%             PPC 75%              PPC 100%             PPC 125%              PPC 150%
            -------------            ---------           ---------            ----------           ----------            ----------
                 Initial                100                 100                  100                  100                   100
             August 2003                100                 100                  100                  100                   100
             August 2004                100                 100                  100                  100                   100
             August 2005                100                 100                  100                  100                   100
             August 2006                100                  88                   65                   47                    70
             August 2007                100                  71                   49                   33                    21
             August 2008                100                  57                   37                   22                    13
             August 2009                100                  46                   27                   15                     8
             August 2010                100                  37                   20                   11                     5
             August 2011                100                  30                   15                    7                     2
             August 2012                100                  24                   11                    5                     0
             August 2013                100                  19                    8                    2                     0
             August 2014                100                  15                    6                    0                     0
             August 2015                100                  12                    5                    0                     0
             August 2016                100                  10                    2                    0                     0
             August 2017                100                   8                    0                    0                     0
             August 2018                100                   6                    0                    0                     0
             August 2019                100                   5                    0                    0                     0
             August 2020                100                   3                    0                    0                     0
             August 2021                100                   0                    0                    0                     0
             August 2022                100                   0                    0                    0                     0
             August 2023                100                   0                    0                    0                     0
             August 2024                100                   0                    0                    0                     0
             August 2025                 90                   0                    0                    0                     0
             August 2026                 78                   0                    0                    0                     0
             August 2027                 66                   0                    0                    0                     0
             August 2028                 53                   0                    0                    0                     0
             August 2029                 38                   0                    0                    0                     0
             August 2030                 24                   0                    0                    0                     0
             August 2031                 11                   0                    0                    0                     0
             August 2032                  0                   0                    0                    0                     0
  Average Life to                     26.12                7.87                 5.95                 5.01                  4.73
  Maturity (years)
  Average Life to Call                25.95                7.15                 5.39                 4.57                  4.37
  (1) (years)

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                DATES                 PPC 0%              PPC 75%              PPC 100%             PPC 125%              PPC 150%
            -------------           ---------            ---------            ----------           ----------            ----------
                 Initial                100                 100                  100                  100                   100
             August 2003                100                 100                  100                  100                   100
             August 2004                100                 100                  100                  100                   100
             August 2005                100                 100                  100                  100                   100
             August 2006                100                  88                   65                   47                    33
             August 2007                100                  71                   49                   33                    21
             August 2008                100                  57                   37                   22                    13
             August 2009                100                  46                   27                   15                     8
             August 2010                100                  37                   20                   11                     3
             August 2011                100                  30                   15                    7                     0
             August 2012                100                  24                   11                    2                     0
             August 2013                100                  19                    8                    0                     0
             August 2014                100                  15                    5                    0                     0
             August 2015                100                  12                    1                    0                     0
             August 2016                100                  10                    0                    0                     0
             August 2017                100                   8                    0                    0                     0
             August 2018                100                   4                    0                    0                     0
             August 2019                100                   1                    0                    0                     0
             August 2020                100                   0                    0                    0                     0
             August 2021                100                   0                    0                    0                     0
             August 2022                100                   0                    0                    0                     0
             August 2023                100                   0                    0                    0                     0
             August 2024                100                   0                    0                    0                     0
             August 2025                 90                   0                    0                    0                     0
             August 2026                 78                   0                    0                    0                     0
             August 2027                 66                   0                    0                    0                     0
             August 2028                 53                   0                    0                    0                     0
             August 2029                 38                   0                    0                    0                     0
             August 2030                 24                   0                    0                    0                     0
             August 2031                 11                   0                    0                    0                     0
             August 2032                  0                   0                    0                    0                     0
  Average Life to                     26.11                7.78                 5.86                 4.84                  4.33
  Maturity (years)
  Average Life to Call                25.95                7.15                 5.37                 4.45                  4.02
  (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                Dates                PPC 0%            PPC 75%             PPC 100%           PPC 125%            PPC 150%
           --------------           --------          --------            ---------          ---------           ----------
                 Initial               100               100                 100                100                 100
             August 2003               100               100                 100                100                 100
             August 2004               100               100                 100                100                 100
             August 2005               100               100                 100                100                 100
             August 2006               100                88                  65                 47                  33
             August 2007               100                71                  49                 33                  21
             August 2008               100                57                  37                 22                   9
             August 2009               100                46                  27                 13                   1
             August 2010               100                37                  20                  5                   0
             August 2011               100                30                  12                  0                   0
             August 2012               100                24                   6                  0                   0
             August 2013               100                19                   1                  0                   0
             August 2014               100                13                   0                  0                   0
             August 2015               100                 8                   0                  0                   0
             August 2016               100                 4                   0                  0                   0
             August 2017               100                 0                   0                  0                   0
             August 2018               100                 0                   0                  0                   0
             August 2019               100                 0                   0                  0                   0
             August 2020               100                 0                   0                  0                   0
             August 2021               100                 0                   0                  0                   0
             August 2022               100                 0                   0                  0                   0
             August 2023               100                 0                   0                  0                   0
             August 2024               100                 0                   0                  0                   0
             August 2025                90                 0                   0                  0                   0
             August 2026                78                 0                   0                  0                   0
             August 2027                66                 0                   0                  0                   0
             August 2028                53                 0                   0                  0                   0
             August 2029                38                 0                   0                  0                   0
             August 2030                24                 0                   0                  0                   0
             August 2031                 5                 0                   0                  0                   0
             August 2032                 0                 0                   0                  0                   0
  Average Life to                    26.06              7.52                5.64               4.61                4.03
  Maturity (years)
  Average Life to Call               25.95              7.15                5.36               4.38                3.86
  (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                   Dates                PPC 0%             PPC 75%              PPC 100%             PPC 125%              PPC 150%
               -------------           -------            ---------            ---------            ---------             ----------
                    Initial              100                 100                  100                  100                   100
                August 2003              100                 100                  100                  100                   100
                August 2004              100                 100                  100                  100                   100
                August 2005              100                 100                  100                  100                   100
                August 2006              100                  88                   65                   47                    27
                August 2007              100                  71                   49                   25                     2
                August 2008              100                  57                   33                    5                     0
                August 2009              100                  46                   15                    0                     0
                August 2010              100                  35                    1                    0                     0
                August 2011              100                  20                    0                    0                     0
                August 2012              100                   8                    0                    0                     0
                August 2013              100                   0                    0                    0                     0
                August 2014              100                   0                    0                    0                     0
                August 2015              100                   0                    0                    0                     0
                August 2016              100                   0                    0                    0                     0
                August 2017              100                   0                    0                    0                     0
                August 2018              100                   0                    0                    0                     0
                August 2019              100                   0                    0                    0                     0
                August 2020              100                   0                    0                    0                     0
                August 2021              100                   0                    0                    0                     0
                August 2022              100                   0                    0                    0                     0
                August 2023              100                   0                    0                    0                     0
                August 2024              100                   0                    0                    0                     0
                August 2025               90                   0                    0                    0                     0
                August 2026               78                   0                    0                    0                     0
                August 2027               66                   0                    0                    0                     0
                August 2028               53                   0                    0                    0                     0
                August 2029               36                   0                    0                    0                     0
                August 2030                7                   0                    0                    0                     0
                August 2031                0                   0                    0                    0                     0
                August 2032                0                   0                    0                    0                     0
  Average Life to Maturity             25.82                6.80                 5.10                 4.15                  3.62
  (years)
  Average Life to Call (1)             25.82                6.80                 5.10                 4.15                  3.62
  (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
    -------------       ------------------   -------------------   -------------------  ------------------    ------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
          0                          -                     -                    -                     -                    -
          1                          *                     *                    *                     *                    *
          2                          *                     *                    *                     *                    *
          3                          *                     *                    *                     *                    *
          4                          *                     *                    *                     *                    *
          5                          *                     *                    *                     *                    *
          6                          *                     *                    *                     *                    *
          7                          *                     *                    *                     *                    *
          8                          *                     *                    *                     *                    *
          9                          *                     *                    *                     *                    *
          10                         *                     *                    *                     *                    *
          11                         *                     *                    *                     *                    *
          12                         *                     *                    *                     *                    *
          13                         *                     *                    *                     *                    *
          14                         *                     *                    *                     *                    *
          15                         *                     *                    *                     *                    *
          16                         *                     *                    *                     *                    *
          17                         *                     *                    *                     *                    *
          18                         *                     *                    *                     *                    *
          19                         *                     *                    *                     *                    *
          20                         *                     *                    *                     *                    *
          21                         *                     *                    *                     *                    *
          22                         *                     *                    *                     *                    *
          23                         *                     *                    *                     *                    *
          24                         *                     *                    *                     *                    *
          25                      8.56                  8.65                 8.65                  8.65                 8.65
          26                      8.86                  8.94                 8.94                  8.94                 8.94
          27                      8.58                  8.65                 8.65                  8.65                 8.65
          28                      8.88                  8.94                 8.94                  8.94                 8.94
          29                      9.29                  9.56                 9.56                  9.56                 9.56
          30                      9.31                  9.56                 9.56                  9.56                 9.56
          31                     10.32                 10.59                10.59                 10.59                10.59
          32                      9.33                  9.56                 9.56                  9.56                 9.56
          33                      9.66                  9.88                 9.88                  9.88                 9.88
          34                      9.37                  9.56                 9.56                  9.56                 9.56
          35                     10.45                 10.86                10.86                 10.86                10.86
          36                     10.14                 10.51                10.51                 10.51                10.51
          37                     18.25                 10.51                10.51                 10.51                10.51

* In these periods the Certificates are effectively uncapped.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
    -------------       -------------------  -------------------   -------------------  -------------------   -------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
          38                      11.59                 10.86                10.86                 10.86                10.86
          39                      11.18                 10.51                10.51                 10.51                10.51
          40                      11.51                 10.86                10.86                 10.86                10.86
          41                      11.85                 11.45                11.45                 11.45                11.45
          42                      11.85                 11.45                11.45                 11.45                11.45
          43                      13.12                 12.68                12.68                 12.68                12.68
          44                      11.85                 11.45                11.45                 11.45                11.45
          45                      12.24                 11.83                11.83                 11.83                11.83
          46                      11.85                 11.45                11.45                 11.45                11.45
          47                      12.76                 12.49                12.49                 12.49                12.49
          48                      12.35                 12.09                12.09                 12.09                12.09
          49                      12.35                 12.09                12.09                 12.09                12.09
          50                      12.76                 12.49                12.49                 12.49                12.49
          51                      12.35                 12.09                12.09                 12.09                12.09
          52                      12.76                 12.49                12.49                 12.49                12.49
          53                      12.38                 12.12                12.12                 12.12                12.12
          54                      12.38                 12.12                12.12                 12.12                12.12
          55                      13.71                 13.42                13.42                 13.42                13.42
          56                      12.38                 12.12                12.12                 12.12                12.12
          57                      12.79                 12.52                12.52                 12.52                12.52
          58                      12.38                 12.11                12.11                 12.11                12.11
          59                      12.82                 12.54                12.54                 12.54                12.54
          60                      12.41                 12.13                12.13                 12.13                12.13
          61                      12.41                 12.13                12.13                 12.13                12.13
          62                      12.82                 12.53                12.53                 12.53                12.53
          63                      12.41                 12.13                12.13                 12.13                12.13
          64                      12.82                 12.53                12.53                 12.53                12.53
          65                      12.40                 12.12                12.12                 12.12                12.12
          66                      12.40                 12.12                12.12                 12.12                12.12
          67                      13.26                 12.96                12.96                 12.96                12.96
          68                      12.40                 12.12                12.12                 12.12                12.12
          69                      12.79                 12.52                12.52                 12.52                12.52
          70                      11.33                 12.11                12.11                 12.11                12.11
          71                      11.72                 12.52                12.52                 12.52                12.52
          72                      11.36                 12.11                12.11                 12.11                12.11
          73                      11.37                 12.11                12.11                 12.11                12.11
          74                      11.76                 12.51                12.51                 12.51                12.51

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
    -------------       -------------------  -------------------   -------------------  -------------------   -------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
          75                      11.39                 12.11                12.11                 12.11                12.11
          76                      11.79                 12.51                12.51                 12.51                12.51
          77                      11.42                 12.10                12.10                 12.10                12.10
          78                      11.43                 12.10                12.10                 12.10                12.10
          79                      12.67                 13.39                13.39                 13.39                13.39
          80                      11.46                 12.10                12.10                 12.10                12.10
          81                      11.86                 12.50                12.50                 12.50                12.50
          82                      11.49                 12.09                12.09                 12.09                12.09
          83                      11.89                 12.49                12.49                 12.49                12.49
          84                      11.52                 12.09                12.09                 12.09                12.09
          85                      11.54                 12.09                12.09                 12.09                12.09
          86                      11.94                 12.49                12.49                 12.49                12.49
          87                      11.57                 12.08                12.08                 12.08                12.08
          88                      11.97                 12.48                12.48                 12.48                12.48
          89                      11.61                 12.08                12.08                 12.08                12.08
          90                      11.62                 12.08                12.08                 12.08                12.08
          91                      12.89                 13.37                13.37                 13.37                13.37
          92                      11.66                 12.07                12.07                 12.07                12.07
          93                      12.07                 12.48                12.48                 12.48                12.48
          94                      11.70                 12.07                12.07                 12.07                12.07
          95                      12.12                 12.47                12.47                 12.47                12.47
          96                      11.75                 12.07                12.07                 12.07                12.07
          97                      11.77                 12.07                12.07                 12.07                12.07
          98                      12.19                 12.47                12.47                 12.47                12.47
          99                      11.82                 12.06                12.06                 12.06                    -
         100                      12.23                 12.46                12.46                 12.46                    -
         101                      11.86                 12.06                12.06                 12.06                    -
         102                      11.89                 12.06                12.06                 12.06                    -
         103                      13.19                 13.35                13.35                 13.35                    -
         104                      11.94                 12.06                12.06                 12.06                    -
         105                      12.37                 12.46                12.46                 12.46                    -
         106                      12.00                 12.05                12.05                 12.05                    -
         107                      12.43                 12.45                12.45                 12.45                    -
         108                      12.06                 12.05                12.05                 12.05                    -
         109                      12.09                 12.05                12.05                 12.05                    -
         110                      12.52                 12.45                12.45                 12.45                    -
         111                      12.15                 12.04                12.04                 12.04                    -
         112                      12.59                 12.44                12.44                 12.44                    -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
    -------------       -------------------  -------------------   -------------------  -------------------   -------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
         113                      12.22                 12.04                12.04                 12.04                    -
         114                      12.25                 12.04                12.04                 12.04                    -
         115                      13.14                 12.87                12.87                 12.87                    -
         116                      12.33                 12.04                12.04                 12.04                    -
         117                      12.78                 12.44                12.44                 12.44                    -
         118                      12.40                 12.04                12.04                 12.04                    -
         119                      12.86                 12.43                12.43                 12.43                    -
         120                      12.48                 12.03                12.03                 12.03                    -
         121                      12.52                 12.03                12.03                 12.03                    -
         122                      12.99                 12.43                12.43                 12.43                    -
         123                      12.61                 12.03                12.03                 12.03                    -
         124                      13.08                 12.43                12.43                 12.43                    -
         125                      12.70                 12.03                12.03                 12.03                    -
         126                      12.75                 12.02                12.02                 12.02                    -
         127                      14.17                 13.31                13.31                 13.31                    -
         128                      12.85                 12.02                12.02                 12.02                    -
         129                      13.33                 12.42                12.42                 12.42                    -
         130                      12.95                 12.02                12.02                 12.02                    -
         131                      13.44                 12.42                12.42                 12.42                    -
         132                      13.06                 12.02                12.02                 12.02                    -
         133                      13.12                 12.02                12.02                 12.02                    -
         134                      13.61                 12.42                12.42                 12.42                    -
         135                      13.23                 12.01                12.01                 12.01                    -
         136                      13.74                 12.41                12.41                 12.41                    -
         137                      13.36                 12.01                12.01                 12.01                    -
         138                      13.42                 12.01                12.01                 12.01                    -
         139                      14.93                 13.30                13.30                 13.30                    -
         140                      13.56                 12.01                12.01                     -                    -
         141                      14.08                 12.41                12.41                     -                    -
         142                      13.70                 12.01                12.01                     -                    -
         143                      14.23                 12.41                12.41                     -                    -
         144                      13.85                 12.01                12.01                     -                    -
         145                      13.92                 12.00                12.00                     -                    -
         146                      14.47                 12.40                12.40                     -                    -
         147                      14.08                 12.00                12.00                     -                    -
         148                      14.64                 12.40                12.40                     -                    -
         149                      14.25                 12.00                12.00                     -                    -
         150                      14.34                 12.00                12.00                     -                    -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
    -------------       -------------------  -------------------   -------------------  -------------------   -------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
         151                      15.98                 13.28                13.28                     -                    -
         152                      14.52                 12.00                12.00                     -                    -
         153                      15.10                 12.40                12.40                     -                    -
         154                      14.71                 12.00                12.00                     -                    -
         155                      15.31                 12.40                12.40                     -                    -
         156                      14.92                 12.00                12.00                     -                    -
         157                      15.02                 11.99                11.99                     -                    -
         158                      15.63                 12.39                12.39                     -                    -
         159                      15.24                 11.99                11.99                     -                    -
         160                      15.87                 12.39                12.39                     -                    -
         161                      15.47                 11.99                11.99                     -                    -
         162                      15.59                 11.99                11.99                     -                    -
         163                      16.80                 12.82                12.82                     -                    -
         164                      15.84                 11.99                    -                     -                    -
         165                      16.50                 12.39                    -                     -                    -
         166                      16.10                 11.99                    -                     -                    -
         167                      16.78                 12.39                    -                     -                    -
         168                      16.38                 11.99                    -                     -                    -
         169                      16.52                 11.99                    -                     -                    -
         170                      17.22                 12.39                    -                     -                    -
         171                      16.82                 11.99                    -                     -                    -
         172                      17.54                 12.39                    -                     -                    -
         173                      17.14                 11.99                    -                     -                    -
         174                      17.30                 11.99                    -                     -                    -
         175                      19.34                 13.27                    -                     -                    -
         176                      17.64                 11.99                    -                     -                    -
         177                      18.41                 12.38                    -                     -                    -
         178                      18.00                 11.99                    -                     -                    -
         179                      18.79                 12.38                    -                     -                    -
         180                      18.48                     -                    -                     -                    -
         181                      18.80                     -                    -                     -                    -
         182                      19.77                     -                    -                     -                    -
         183                      19.50                     -                    -                     -                    -
         184                      20.54                     -                    -                     -                    -
         185                      20.29                     -                    -                     -                    -
         186                      20.72                     -                    -                     -                    -
         187                      23.46                     -                    -                     -                    -
         188                      21.68                     -                    -                     -                    -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
    -------------       -------------------  -------------------   -------------------  -------------------   -------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
         189                      22.95                     -                    -                     -                    -
         190                      22.78                     -                    -                     -                    -
         191                      24.14                     -                    -                     -                    -
         192                      23.96                     -                    -                     -                    -
         193                      24.60                     -                    -                     -                    -
         194                      26.14                     -                    -                     -                    -
         195                      26.05                     -                    -                     -                    -
         196                      27.77                     -                    -                     -                    -
         197                      27.78                     -                    -                     -                    -
         198                      28.78                     -                    -                     -                    -
         199                      33.08                     -                    -                     -                    -
         200                      31.10                     -                    -                     -                    -
         201                      33.55                     -                    -                     -                    -
         202                      34.00                     -                    -                     -                    -
         203                      36.93                     -                    -                     -                    -
         204                      37.72                     -                    -                     -                    -
         205                      40.00                     -                    -                     -                    -
         206                      44.06                     -                    -                     -                    -
         207                      45.75                     -                    -                     -                    -
         208                      51.11                     -                    -                     -                    -
         209                      53.97                     -                    -                     -                    -
         210                      59.54                     -                    -                     -                    -
         211                      71.20                     -                    -                     -                    -
         212                      75.87                     -                    -                     -                    -
         213                      91.48                     -                    -                     -                    -
         214                     106.88                     -                    -                     -                    -
         215                     140.36                     -                    -                     -                    -
         216                     188.30                     -                    -                     -                    -
         217                     312.45                     -                    -                     -                    -
         218                   2,369.13                     -                    -                     -                    -
         219                          -                     -                    -                     -                    -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC3

                                    GROUP II

1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,260
Aggregate Principal Balance ($): 215,344,091
Weighted Average Current Mortgage Rate (%): 8.332
Non-Zero Weighted Average Margin (%): 6.543
Non-Zero Weighted Average Maximum Rate (%): 15.136
Weighted Average Stated Original Term (months): 349
Weighted Average Stated Remaining Term (months): 347
Weighted Average Original LTV (%): 77.32
% First Liens: 100.00
% Owner Occupied: 94.46
% Purchase: 16.19
% Full Doc: 64.10
Non-Zero Weighted Average Credit Score: 605

2. PRODUCT TYPES

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
PRODUCT TYPES                                   LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                       7   $    533,781.00        0.25      8.342             118      71.02
Fixed - 15 Year                                     128   $  9,445,870.00        4.39      8.914             178      73.61
Fixed - 20 Year                                      62   $  4,307,833.00        2.00      8.934             238      75.34
Fixed - 25 Year                                       8   $    744,855.00        0.35      9.103             298      77.66
Fixed - 30 Year                                     828   $110,492,500.00       51.31      8.409             358      74.61
ARM - 2 Year/6 Month                                212   $ 83,444,404.00       38.75      8.155             358      81.56
ARM - 3 Year/6 Month                                 15   $  6,374,849.00        2.96      7.948             358      75.82
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

3. RANGE OF GROSS INTEREST RATES (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF GROSS INTEREST RATES (%)               LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                         6   $  2,494,094.00        1.16      5.990             357      78.81
6.000 - 6.999                                        67   $ 22,182,542.00       10.30      6.767             357      76.57
7.000 - 7.999                                       338   $ 74,205,454.00       34.46      7.636             350      74.77
8.000 - 8.999                                       384   $ 65,168,461.00       30.26      8.562             346      78.95
9.000 - 9.999                                       306   $ 37,239,960.00       17.29      9.491             339      79.88
10.000 - 10.999                                     124   $ 11,439,636.00        5.31     10.505             336      78.37
11.000 - 11.999                                      26   $  1,826,187.00        0.85     11.530             346      75.50
12.000 - 12.999                                       9   $    787,758.00        0.37     12.651             326      65.49
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Minimum: 5.990
Maximum: 12.990
Weighted Average: 8.332

4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)    LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                     173   $  7,259,110.00        3.37      9.529             283      69.44
50,001 - 75,000                                     253   $ 15,801,091.00        7.34      9.164             315      75.53
75,001 - 100,000                                    167   $ 14,560,556.00        6.76      8.927             341      75.27
100,001 - 125,000                                   115   $ 12,861,779.00        5.97      8.804             333      76.57
125,001 - 150,000                                    63   $  8,668,686.00        4.03      8.477             349      74.58
150,001 - 175,000                                    63   $ 10,158,098.00        4.72      8.344             339      74.50
175,001 - 200,000                                    46   $  8,614,804.00        4.00      8.169             350      76.23
200,001 - 225,000                                    33   $  7,014,688.00        3.26      8.264             351      76.75
225,001 - 250,000                                    16   $  3,774,152.00        1.75      7.982             350      76.12
250,001 - 275,000                                    21   $  5,498,980.00        2.55      7.775             349      68.54
275,001 - 300,000                                    20   $  5,741,468.00        2.67      7.915             358      77.13
300,001 - 325,000                                    52   $ 16,341,934.00        7.59      8.178             358      79.11
325,001 - 350,000                                    54   $ 18,248,807.00        8.47      8.334             358      80.81
350,001 - 375,000                                    28   $ 10,178,001.00        4.73      7.888             358      77.23
375,001 - 400,000                                    43   $ 16,717,410.00        7.76      8.243             354      82.53
400,001 - 425,000                                    21   $  8,693,538.00        4.04      8.152             358      83.78
425,001 - 450,000                                    21   $  9,267,132.00        4.30      8.237             349      82.90
450,001 - 475,000                                    20   $  9,220,949.00        4.28      7.897             358      80.42
475,001 - 500,000                                    35   $ 17,218,830.00        8.00      8.006             358      76.16
500,001 - 750,000                                    16   $  9,504,079.00        4.41      7.409             358      71.86
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Minimum: 30,333
Maximum: 748,988
Average: 170,908

5. RANGE OF STATED ORIGINAL TERMS (MONTHS)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)         LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
120                                                   7   $    533,781.00        0.25      8.342             118      71.02
180                                                 128   $  9,445,870.00        4.39      8.914             178      73.61
240                                                  62   $  4,307,833.00        2.00      8.934             238      75.34
300                                                   8   $    744,855.00        0.35      9.103             298      77.66
360                                               1,055   $200,311,754.00       93.02      8.289             358      77.55
-----------------------------------------------   -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Minimum: 120
Maximum: 360
Weighted Average: 349

6. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)        LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
109 - 120                                             7   $    533,781.00        0.25      8.342             118      71.02
169 - 180                                           128   $  9,445,870.00        4.39      8.914             178      73.61
229 - 240                                            62   $  4,307,833.00        2.00      8.934             238      75.34
289 - 300                                             8   $    744,855.00        0.35      9.103             298      77.66
349 - 360                                         1,055   $200,311,754.00       93.02      8.289             358      77.55
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Minimum: 117
Maximum: 359
Weighted Average: 347

7. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF ORIGINAL LTV RATIOS (%)                LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                                         2   $     99,661.00        0.05      8.002             298      14.84
20.01 - 30.00                                        13   $    967,237.00        0.45      8.054             327      25.89
30.01 - 40.00                                        22   $  2,703,780.00        1.26      8.014             326      34.57
40.01 - 50.00                                        35   $  5,304,595.00        2.46      8.100             351      46.70
50.01 - 60.00                                        70   $ 10,645,405.00        4.94      8.082             350      56.09
60.01 - 70.00                                       175   $ 25,876,564.00       12.02      8.301             343      66.43
70.01 - 80.00                                       537   $ 87,034,361.00       40.42      8.263             344      77.80
80.01 - 90.00                                       397   $ 80,372,932.00       37.32      8.474             351      86.75
90.01 - 100.00                                        9   $  2,339,556.00        1.09      8.501             358      95.00
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Minimum: 14.29
Maximum: 95.00
Weighted Average: 77.32

8. RANGE OF GROSS MARGINS (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF GROSS MARGINS (%)                      LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,033   $125,524,838.00       58.29      8.469             339      74.57
4.501 - 5.000                                         7   $  2,717,044.00        1.26      6.347             357      83.37
5.501 - 6.000                                         2   $    664,185.00        0.31      6.848             358      75.79
6.001 - 6.500                                       133   $ 54,145,688.00       25.14      7.950             358      82.97
6.501 - 7.000                                        47   $ 17,945,674.00        8.33      8.333             358      79.45
7.001 - 7.500                                        37   $ 14,015,182.00        6.51      9.055             358      76.19
7.501 - 8.000                                         1   $    331,480.00        0.15      7.250             358      80.00
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Non-Zero Minimum: 4.750
Maximum: 7.740
Non-Zero Weighted Average: 6.543

9. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)             LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,033   $125,524,838.00       58.29      8.469             339      74.57
5.501 - 6.000                                         6   $  2,494,094.00        1.16      5.990             357      78.81
6.001 - 6.500                                        10   $  4,210,149.00        1.96      6.494             358      81.12
6.501 - 7.000                                        22   $  9,197,842.00        4.27      6.892             358      80.14
7.001 - 7.500                                        26   $ 10,414,634.00        4.84      7.359             358      79.23
7.501 - 8.000                                        50   $ 20,178,410.00        9.37      7.877             358      80.75
8.001 - 8.500                                        45   $ 16,959,941.00        7.88      8.415             358      84.06
8.501 - 9.000                                        29   $ 11,281,493.00        5.24      8.906             358      79.82
9.001 - 9.500                                        21   $  8,310,592.00        3.86      9.289             358      83.07
9.501 - 10.000                                        9   $  3,563,661.00        1.65      9.843             358      85.49
10.001 -10.500                                        4   $  1,335,243.00        0.62     10.312             358      74.55
10.501 - 11.000                                       4   $  1,562,685.00        0.73     10.876             358      75.92
11.501 - 12.000                                       1   $    310,511.00        0.14     11.750             358      65.00
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Non-Zero Minimum: 5.990
Maximum: 11.750
Non-Zero Weighted Average: 8.140

10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                 LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,033   $125,524,838.00       58.29      8.469             339      74.57
12.501 - 13.000                                       6   $  2,494,094.00        1.16      5.990             357      78.81
13.001 - 13.500                                      10   $  4,210,149.00        1.96      6.494             358      81.12
13.501 - 14.000                                      22   $  9,197,842.00        4.27      6.892             358      80.14
14.001 - 14.500                                      26   $ 10,414,634.00        4.84      7.359             358      79.23
14.501 - 15.000                                      50   $ 20,178,410.00        9.37      7.877             358      80.75
15.001 - 15.500                                      45   $ 16,959,941.00        7.88      8.415             358      84.06
15.501 - 16.000                                      29   $ 11,281,493.00        5.24      8.906             358      79.82
16.001 - 16.500                                      21   $  8,310,592.00        3.86      9.289             358      83.07
16.501 - 17.000                                      10   $  3,878,423.00        1.80      9.916             358      84.24
17.001 - 17.500                                       4   $  1,335,243.00        0.62     10.312             358      74.55
17.501 - 18.000                                       3   $  1,247,923.00        0.58     10.908             358      77.42
18.501 - 19.000                                       1   $    310,511.00        0.14     11.750             358      65.00
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Non-Zero Minimum: 12.990
Maximum: 18.750
Non-Zero Weighted Average: 15.136

11. INITIAL PERIODIC CAP (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
INITIAL PERIODIC CAP (%)                        LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,033   $125,524,838.00       58.29      8.469             339      74.57
1                                                     1   $    314,762.00        0.15     10.750             358      70.00
1.5                                                 226   $ 89,504,491.00       41.56      8.131             358      81.20
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.498

12. SUBSEQEUNT PERIODIC CAP (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                     LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,033   $125,524,838.00       58.29      8.469             339      74.57
1                                                     1   $    314,762.00        0.15     10.750             358      70.00
1.5                                                 226   $ 89,504,491.00       41.56      8.131             358      81.20
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.498

13. NEXT RATE ADJUSTMENT DATES

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
NEXT RATE ADJUSTMENT DATES                      LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Apr-04                                                2   $    729,587.00        0.34      7.608             356      80.00
May-04                                               51   $ 21,396,456.00        9.94      7.712             357      82.70
Jun-04                                              131   $ 50,808,248.00       23.59      8.357             358      81.19
Jul-04                                               28   $ 10,510,113.00        4.88      8.115             359      81.19
May-05                                                2   $    829,274.00        0.39      7.525             357      85.00
Jun-05                                               11   $  4,835,873.00        2.25      8.179             358      74.82
Jul-05                                                2   $    709,703.00        0.33      6.870             359      71.89
Fixed Rate                                        1,033   $125,524,838.00       58.29      8.469             339      74.57
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

14. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
GEOGRAPHIC DISTRIBUTION                        MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
  OF MORTGAGED PROPERTIES                       LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
California                                          355   $101,859,275.00       47.30      7.915             356      77.09
Texas                                               154   $ 12,974,875.00        6.03      9.252             306      76.71
Florida                                             105   $ 11,457,310.00        5.32      9.050             334      77.12
Illinois                                             57   $  9,134,185.00        4.24      8.122             349      76.60
New York                                             29   $  8,078,793.00        3.75      8.195             355      74.11
New Jersey                                           35   $  6,415,594.00        2.98      8.676             339      78.28
Massachusetts                                        25   $  6,092,718.00        2.83      8.027             346      73.15
Michigan                                             59   $  5,779,954.00        2.68      8.829             350      76.68
Ohio                                                 57   $  4,655,654.00        2.16      8.795             346      78.87
Virginia                                             18   $  4,503,651.00        2.09      8.419             340      83.92
Georgia                                              31   $  3,612,384.00        1.68      8.582             334      78.70
Connecticut                                          14   $  3,522,099.00        1.64      7.947             358      76.42
Washington                                           15   $  3,496,479.00        1.62      8.261             347      81.65
Minnesota                                            13   $  2,952,337.00        1.37      8.577             358      81.99
South Carolina                                       25   $  2,327,419.00        1.08      9.030             344      76.53
Other                                               268   $ 28,481,364.00       13.23      8.961             336      78.11
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Number of States/District of Columbia Represented: 46

15. OCCUPANCY

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
OCCUPANCY                                       LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Primary                                           1,163   $203,408,963.00       94.46      8.317             347      77.50
Investment                                           95   $ 11,841,440.00        5.50      8.574             348      74.26
Second Home                                           2   $     93,688.00        0.04     10.299             261      55.83
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

16. PROPERTY TYPE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
PROPERTY TYPE                                   LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             999   $164,618,811.00       76.44      8.358             346      77.42
Planned Unit Development                            115   $ 26,010,852.00       12.08      8.380             350      81.18
2-4 Family                                           87   $ 16,127,080.00        7.49      8.066             351      69.91
Condo                                                43   $  7,543,266.00        3.50      8.090             358      78.43
Manufactured Housing                                 16   $  1,044,082.00        0.48      8.878             301      71.55
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

17. LOAN PURPOSE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
LOAN PURPOSE                                    LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                 782   $134,146,759.00       62.29      8.322             345      76.38
Refinance - Rate Term                               303   $ 46,323,422.00       21.51      8.199             345      75.93
Purchase                                            175   $ 34,873,911.00       16.19      8.546             357      82.75
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

18. DOCUMENTATION LEVEL

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
DOCUMENTATION LEVEL                             LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Full                                                962   $138,031,324.00       64.10      8.281             345      76.53
Stated                                              219   $ 59,041,676.00       27.42      8.381             352      77.68
Limited                                              79   $ 18,271,092.00        8.48      8.557             344      82.07
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

19. CREDIT SCORE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
CREDIT SCORE                                    LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
476 - 500                                             3   $    172,826.00        0.08      9.490             358      76.65
501 - 525                                           128   $ 17,420,772.00        8.09      9.184             348      76.22
526 - 550                                           199   $ 31,860,816.00       14.80      9.078             343      75.71
551 - 575                                           184   $ 27,085,703.00       12.58      8.696             345      76.62
576 - 600                                           176   $ 28,367,410.00       13.17      8.485             344      77.84
601 - 625                                           164   $ 30,554,212.00       14.19      8.108             351      76.05
626 - 650                                           164   $ 32,379,323.00       15.04      7.962             347      79.94
651 - 675                                           100   $ 19,639,260.00        9.12      7.855             350      78.82
676 - 700                                            65   $ 12,499,979.00        5.80      7.593             346      75.90
701 - 725                                            38   $  6,795,672.00        3.16      7.515             343      80.03
726 - 750                                            25   $  6,369,087.00        2.96      7.140             350      78.90
751 - 775                                             7   $  1,196,216.00        0.56      7.268             343      79.89
776 - 800                                             7   $  1,002,815.00        0.47      7.131             358      61.92
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            1,260   $215,344,091.00      100.00      8.332             347      77.32

Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 605

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC3

                                   ALL RECORDS

1. SUMMARY STATISTICS

Number of Mortgage Loans: 4,309
Aggregate Principal Balance ($): 614,307,382
Weighted Average Current Mortgage Rate (%): 8.513
Non-Zero Weighted Average Margin (%): 6.617
Non-Zero Weighted Average Maximum Rate (%): 15.540
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 351
Weighted Average Original LTV (%): 78.31
% First Liens: 100.00
% Owner Occupied: 93.55
% Purchase: 15.65
% Full Doc: 59.82
Non-Zero Weighted Average Credit Score: 595

2. PRODUCT TYPES

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
PRODUCT TYPES                                   LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                      12   $    775,643.00        0.13      8.550             118      66.82
Fixed - 15 Year                                     214   $ 16,459,658.00        2.68      8.761             178      72.15
Fixed - 20 Year                                      97   $  7,337,099.00        1.19      8.798             238      74.93
Fixed - 25 Year                                      10   $  1,021,830.00        0.17      9.484             298      78.11
Fixed - 30 Year                                   1,219   $159,663,311.00       25.99      8.378             358      74.08
ARM - 2 Year/6 Month                              2,652   $410,598,812.00       66.84      8.563             358      80.28
ARM - 3 Year/6 Month                                105   $ 18,451,029.00        3.00      8.159             358      78.32
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

3. RANGE OF GROSS INTEREST RATES (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF GROSS INTEREST RATES (%)               LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                        21   $  5,426,770.00        0.88      5.990             357      79.32
6.000 - 6.999                                       173   $ 42,095,999.00        6.85      6.801             356      76.01
7.000 - 7.999                                     1,014   $176,750,029.00       28.77      7.665             352      75.87
8.000 - 8.999                                     1,556   $219,988,386.00       35.81      8.587             351      79.44
9.000 - 9.999                                     1,095   $128,749,503.00       20.96      9.506             350      80.73
10.000 - 10.999                                     361   $ 33,701,148.00        5.49     10.496             347      78.51
11.000 - 11.999                                      70   $  5,992,641.00        0.98     11.490             350      74.22
12.000 - 12.999                                      19   $  1,602,906.00        0.26     12.647             342      65.99
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Minimum: 5.990
Maximum: 12.990
Weighted Average: 8.513

4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)    LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                     389   $ 16,566,674.00        2.70      9.427             309      70.60
50,001 - 75,000                                     742   $ 46,898,139.00        7.63      9.094             334      75.45
75,001 - 100,000                                    667   $ 58,556,833.00        9.53      8.956             349      77.24
100,001 - 125,000                                   557   $ 62,423,740.00       10.16      8.795             351      78.68
125,001 - 150,000                                   451   $ 61,828,088.00       10.06      8.736             353      78.96
150,001 - 175,000                                   347   $ 56,186,508.00        9.15      8.472             353      78.76
175,001 - 200,000                                   288   $ 54,141,279.00        8.81      8.358             355      78.63
200,001 - 225,000                                   181   $ 38,328,684.00        6.24      8.283             355      79.38
225,001 - 250,000                                   157   $ 37,320,908.00        6.08      8.349             357      79.62
250,001 - 275,000                                   118   $ 30,773,645.00        5.01      8.205             355      77.90
275,001 - 300,000                                   105   $ 30,227,396.00        4.92      8.147             355      78.65
300,001 - 325,000                                    64   $ 20,105,829.00        3.27      8.136             358      79.02
325,001 - 350,000                                    54   $ 18,248,807.00        2.97      8.334             358      80.81
350,001 - 375,000                                    31   $ 11,248,478.00        1.83      7.913             358      77.33
375,001 - 400,000                                    44   $ 17,099,135.00        2.78      8.237             354      82.58
400,001 - 425,000                                    21   $  8,693,538.00        1.42      8.152             358      83.78
425,001 - 450,000                                    22   $  9,715,843.00        1.58      8.156             349      82.45
450,001 - 475,000                                    20   $  9,220,949.00        1.50      7.897             358      80.42
475,001 - 500,000                                    35   $ 17,218,830.00        2.80      8.006             358      76.16
500,001 - 750,000                                    16   $  9,504,079.00        1.55      7.409             358      71.86
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Minimum: 29,749
Maximum: 748,988
Average: 142,564

5. RANGE OF STATED ORIGINAL TERMS (MONTHS)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)         LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
120                                                  12   $    775,643.00        0.13      8.550             118      66.82
180                                                 214   $ 16,459,658.00        2.68      8.761             178      72.15
240                                                  97   $  7,337,099.00        1.19      8.798             238      74.93
300                                                  10   $  1,021,830.00        0.17      9.484             298      78.11
360                                               3,976   $588,713,152.00       95.83      8.500             358      78.54
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Minimum: 120
Maximum: 360
Weighted Average: 353

6. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)        LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
109 - 120                                            12   $    775,643.00        0.13      8.550             118      66.82
169 - 180                                           214   $ 16,459,658.00        2.68      8.761             178      72.15
229 - 240                                            97   $  7,337,099.00        1.19      8.798             238      74.93
289 - 300                                            10   $  1,021,830.00        0.17      9.484             298      78.11
349 - 360                                         3,976   $588,713,152.00       95.83      8.500             358      78.54
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Minimum: 117
Maximum: 359
Weighted Average: 351

7. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF ORIGINAL LTV RATIOS (%)                LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                                         9   $    638,084.00        0.10      8.379             332      17.27
20.01 - 30.00                                        29   $  2,317,393.00        0.38      8.150             341      26.30
30.01 - 40.00                                        48   $  4,900,780.00        0.80      8.259             334      35.03
40.01 - 50.00                                        89   $ 10,153,257.00        1.65      8.199             344      46.41
50.01 - 60.00                                       177   $ 22,237,477.00        3.62      8.294             349      56.31
60.01 - 70.00                                       513   $ 69,744,095.00       11.35      8.358             346      66.86
70.01 - 80.00                                     1,809   $251,664,774.00       40.97      8.455             350      77.82
80.01 - 90.00                                     1,604   $247,110,305.00       40.23      8.656             355      86.47
90.01 - 100.00                                       31   $  5,541,216.00        0.90      8.537             358      94.63
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Minimum: 13.49
Maximum: 95.00
Weighted Average: 78.31

8. RANGE OF GROSS MARGINS (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF GROSS MARGINS (%)                      LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,552   $185,257,541.00       30.16      8.435             336      73.93
3.501 - 4.000                                         1   $    148,528.00        0.02      7.490             358      83.57
4.501 - 5.000                                        20   $  5,246,455.00        0.85      6.296             357      82.39
5.001 - 5.500                                         1   $    199,681.00        0.03      7.150             358      61.73
5.501 - 6.000                                         7   $  1,353,704.00        0.22      7.094             358      77.41
6.001 - 6.500                                     1,394   $225,801,440.00       36.76      8.248             358      81.44
6.501 - 7.000                                       782   $117,183,831.00       19.08      8.758             358      80.02
7.001 - 7.500                                       533   $ 76,382,437.00       12.43      9.267             358      76.75
7.501 - 8.000                                        15   $  2,314,993.00        0.38      9.104             358      80.32
8.501 - 9.000                                         3   $    264,151.00        0.04      9.339             358      75.67
9.001 - 9.500                                         1   $    154,621.00        0.03      8.750             358      90.00
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Non-Zero Minimum: 4.000
Maximum: 9.250
Non-Zero Weighted Average: 6.617

9. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)             LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,552   $185,257,541.00       30.16      8.435             336      73.93
5.501 - 6.000                                        21   $  5,426,770.00        0.88      5.990             357      79.32
6.001 - 6.500                                        27   $  7,628,379.00        1.24      6.495             358      80.52
6.501 - 7.000                                       102   $ 23,986,581.00        3.90      6.916             358      77.56
7.001 - 7.500                                       195   $ 38,046,973.00        6.19      7.394             358      78.03
7.501 - 8.000                                       417   $ 75,709,879.00       12.32      7.887             358      79.38
8.001 - 8.500                                       474   $ 76,007,380.00       12.37      8.379             358      80.39
8.501 - 9.000                                       564   $ 84,486,264.00       13.75      8.863             358      81.38
9.001 - 9.500                                       377   $ 52,323,106.00        8.52      9.332             358      82.08
9.501 - 10.000                                      336   $ 39,685,568.00        6.46      9.822             358      81.70
10.001 -10.500                                      125   $ 12,592,864.00        2.05     10.328             358      79.59
10.501 - 11.000                                      77   $  8,619,079.00        1.40     10.839             358      77.93
11.001 - 11.500                                      22   $  2,184,553.00        0.36     11.304             358      74.07
11.501 - 12.000                                      13   $  1,706,457.00        0.28     11.798             358      71.33
12.001 - 12.500                                       5   $    458,076.00        0.07     12.440             358      66.16
12.501 - 13.000                                       2   $    187,912.00        0.03     12.920             358      79.97
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Non-Zero Minimum: 5.990
Maximum: 12.990
Non-Zero Weighted Average: 8.546

10. RANGE OF MAXIMUM LOAN RATES (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                 LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,552   $185,257,541.00       30.16      8.435             336      73.93
12.501 - 13.000                                      21   $  5,426,770.00        0.88      5.990             357      79.32
13.001 - 13.500                                      29   $  8,081,682.00        1.32      6.542             358      80.04
13.501 - 14.000                                     104   $ 24,233,997.00        3.94      6.927             358      77.59
14.001 - 14.500                                     196   $ 37,977,166.00        6.18      7.405             358      78.11
14.501 - 15.000                                     417   $ 75,690,712.00       12.32      7.890             358      79.40
15.001 - 15.500                                     472   $ 75,823,786.00       12.34      8.382             358      80.38
15.501 - 16.000                                     562   $ 84,258,015.00       13.72      8.863             358      81.36
16.001 - 16.500                                     379   $ 52,356,562.00        8.52      9.336             358      82.10
16.501 - 17.000                                     339   $ 40,137,994.00        6.53      9.833             358      81.58
17.001 - 17.500                                     123   $ 12,468,354.00        2.03     10.335             358      79.49
17.501 - 18.000                                      74   $  8,166,653.00        1.33     10.840             358      78.32
18.001 - 18.500                                      22   $  2,154,665.00        0.35     11.356             358      73.57
18.501 - 19.000                                      13   $  1,706,457.00        0.28     11.798             358      71.33
19.001 - 19.500                                       4   $    379,117.00        0.06     12.428             358      68.67
19.501 - 20.000                                       2   $    187,912.00        0.03     12.920             358      79.97
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Non-Zero Minimum: 12.990
Maximum: 19.990
Non-Zero Weighted Average: 15.540

11. INITIAL PERIODIC CAP (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
INITIAL PERIODIC CAP (%)                        LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,552   $185,257,541.00       30.16      8.435             336      73.93
1                                                    17   $  2,339,758.00        0.38      9.056             358      75.99
1.5                                               2,737   $426,422,795.00       69.42      8.542             358      80.23
3                                                     3   $    287,288.00        0.05     10.788             356      75.10
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.498

12. SUBSEQEUNT PERIODIC CAP (%)

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                     LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,552   $185,257,541.00       30.16      8.435             336      73.93
1                                                    19   $  2,550,695.00        0.42      9.223             358      75.47
1.5                                               2,738   $426,499,145.00       69.43      8.542             358      80.23
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.497

13. NEXT RATE ADJUSTMENT DATES

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
NEXT RATE ADJUSTMENT DATES                      LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Mar-04                                                1   $     76,351.00        0.01      9.990             355      90.00
Apr-04                                               24   $  3,461,564.00        0.56      8.656             356      80.93
May-04                                              361   $ 66,460,406.00       10.82      8.394             357      81.85
Jun-04                                            1,859   $281,205,058.00       45.78      8.615             358      80.01
Jul-04                                              407   $ 59,395,434.00        9.67      8.500             359      79.76
May-05                                               14   $  2,433,075.00        0.40      7.742             357      81.43
Jun-05                                               75   $ 13,509,347.00        2.20      8.308             358      78.28
Jul-05                                               16   $  2,508,608.00        0.41      7.761             359      75.53
Fixed Rate                                        1,552   $185,257,541.00       30.16      8.435             336      73.93
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

14. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
GEOGRAPHIC DISTRIBUTION                        MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
  OF MORTGAGED PROPERTIES                       LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
California                                        1,067   $229,599,483.00       37.38      8.113             356      77.85
Illinois                                            276   $ 40,425,628.00        6.58      8.419             354      78.06
Florida                                             336   $ 36,438,356.00        5.93      8.932             348      78.36
Michigan                                            322   $ 30,852,107.00        5.02      8.960             355      78.11
Texas                                               339   $ 28,995,340.00        4.72      9.202             317      76.93
Massachusetts                                       128   $ 23,415,426.00        3.81      8.280             351      73.70
Colorado                                            117   $ 17,553,380.00        2.86      8.626             357      80.91
New York                                             79   $ 16,826,501.00        2.74      8.167             355      74.55
New Jersey                                           94   $ 16,078,478.00        2.62      8.531             346      77.35
Ohio                                                172   $ 15,553,573.00        2.53      8.771             352      80.48
Minnesota                                            87   $ 13,645,846.00        2.22      8.558             357      80.22
Virginia                                             72   $ 12,528,127.00        2.04      8.732             348      81.88
Washington                                           66   $ 11,258,819.00        1.83      8.614             355      81.14
Georgia                                             102   $ 11,033,907.00        1.80      8.856             349      79.99
Connecticut                                          59   $ 10,447,833.00        1.70      8.243             357      78.70
Other                                               993   $ 99,654,576.00       16.22      8.972             348      79.74
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Number of States/District of Columbia Represented: 48

15. OCCUPANCY

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
OCCUPANCY                                       LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Primary                                           3,970   $574,694,923.00       93.55      8.507             351      78.58
Investment                                          330   $ 38,827,700.00        6.32      8.585             353      74.39
Second Home                                           9   $    784,759.00        0.13      9.000             347      72.93
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

16. PROPERTY TYPE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
PROPERTY TYPE                                   LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence                           3,452   $476,485,110.00       77.56      8.544             351      78.55
Planned Unit Development                            327   $ 57,186,049.00        9.31      8.555             352      80.13
2-4 Family                                          288   $ 50,898,494.00        8.29      8.246             352      74.36
Condo                                               189   $ 25,802,277.00        4.20      8.318             356      78.54
Manufactured Housing                                 53   $  3,935,452.00        0.64      8.764             329      72.98
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

17. LOAN PURPOSE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
LOAN PURPOSE                                    LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                               2,917   $413,199,729.00       67.26      8.472             350      77.14
Refinance - Rate Term                               753   $104,984,159.00       17.09      8.486             352      78.71
Purchase                                            639   $ 96,123,495.00       15.65      8.715             357      82.88
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

18. DOCUMENTATION LEVEL

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
DOCUMENTATION LEVEL                             LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Full                                              2,825   $367,469,682.00       59.82      8.456             351      78.43
Stated                                            1,252   $205,045,744.00       33.38      8.608             351      77.31
Limited                                             232   $ 41,791,955.00        6.80      8.539             350      82.13
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

19. CREDIT SCORE

                                                                              % OF
                                                                            MORTGAGE
                                                                             POOL BY
                                                             AGGREGATE      AGGREGATE   WEIGHTED
                                                NUMBER        CUT-OFF        CUT-OFF    AVERAGE      WEIGHTED      WEIGHTED
                                                  OF            DATE          DATE       GROSS        AVERAGE      AVERAGE
                                               MORTGAGE      PRINCIPAL      PRINCIPAL   INTEREST     REMAINING     ORIGINAL
CREDIT SCORE                                    LOANS       BALANCE ($)      BALANCE    RATE (%)   TERM (MONTHS)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------
476 - 500                                            14   $  1,530,022.00        0.25      9.486             358      78.95
501 - 525                                           511   $ 63,468,878.00       10.33      9.191             354      77.50
526 - 550                                           781   $104,944,036.00       17.08      9.019             352      77.13
551 - 575                                           720   $ 95,511,877.00       15.55      8.788             353      78.11
576 - 600                                           620   $ 88,594,943.00       14.42      8.651             351      78.94
601 - 625                                           542   $ 79,931,775.00       13.01      8.247             351      78.20
626 - 650                                           466   $ 74,118,462.00       12.07      8.030             350      79.60
651 - 675                                           290   $ 46,500,310.00        7.57      7.917             348      79.07
676 - 700                                           161   $ 25,689,511.00        4.18      7.754             348      78.28
701 - 725                                            97   $ 15,812,484.00        2.57      7.785             348      80.19
726 - 750                                            62   $ 10,961,606.00        1.78      7.341             352      79.23
751 - 775                                            32   $  4,894,901.00        0.80      7.536             352      75.83
776 - 800                                            13   $  2,348,578.00        0.38      7.294             358      73.60
                                                  -----   ---------------   ---------   --------   -------------   --------
TOTAL:                                            4,309   $614,307,382.00      100.00      8.513             351      78.31

Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 595